Fees Summary	Sep. 16, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,799,180.00
Previously Paid Amount	0.00
Total Fee Amount	1,215.17
Total Offset Amount	0.00
Net Fee	$ 1,215.17